Fees Summary	Oct. 27, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	221,311.19
Total Transaction Valuation	1,602,542,963.26
Total Offset Amount	0.00
Net Fee	$ 221,311.19